The date of the above supplement is November 24, 2003.

E264-041 1/1/04

T. Rowe Price Mid-Cap Growth Fund, Inc.

T. Rowe Price Mid-Cap Growth Fund—Advisor Class

Supplement to prospectus dated May 1, 2003

Effective January 1, 2004, footnote (a) to Table 2 of the prospectus will be revised with the following to reflect the extension of the fund`s expense ratio limitation:

aEffective January 1, 2004, T. Rowe Price contractually obligated itself to bear any expenses and/or waive its fees through April 30, 2006, that would cause the class`s ratio of expenses to average net assets to exceed 1.10%. Expenses paid or assumed or fees waived under this agreement are subject to reimbursement to T. Rowe Price by the fund whenever the class`s expense ratio is below 1.10%; however, no reimbursement will be made after April 30, 2008, or if it would result in the expense ratio exceeding 1.10%. Any amounts reimbursed will have the effect of increasing fees otherwise paid by the class.

The date of the above supplement is January 1, 2004.

T. Rowe Price Institutional Equity Fund, Inc.

T. Rowe Price Institutional Mid-Cap Equity Growth Fund

T. Rowe Price Mid-Cap Growth Fund, Inc.

T. Rowe Price Mid-Cap Growth Fund—Advisor Class

T. Rowe Price Mid-Cap Growth Fund—R Class

Supplement to prospectus dated May 1, 2003

Important Information About the Institutional Mid-Cap Equity Growth and the Mid-Cap Growth Funds

The fund will not accept new accounts after 4:00 p.m. ET on December 8, 2003.

Purchases of shares are permitted for existing investors holding shares directly with T. Rowe Price and participants in their employers` retirement plans where the fund is an option in the plan. Generally, investors or plan participants holding shares through intermediaries (for example, brokerage or financial planning firms) will be able to purchase additional shares; however, you should check with your intermediary to confirm your eligibility. The fund will not accept new IRA accounts but will permit direct rollovers from qualified retirement plans into new IRA accounts offered through T. Rowe Price.

The closing does not restrict shareholders from selling shares of the fund.

When deemed to be in the fund`s best interests, the fund reserves the right to permit certain types of investors to open new accounts in the fund, to impose further restrictions, or to close the fund to any additional investments, all without notice.